Exhibit 10.3

EXECUTION COPY

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 11, 2012, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”).

RECITALS

1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).

2. Concurrently herewith, the Seller, the Servicer, the Administrator, Market Street Funding LLC and PNC are entering into that certain Letter Agreement Re: Commitment Increase (the “Letter Agreement”), dated as of the date hereof.

3. In connection herewith, (i) WESCO and certain of its Subsidiaries and Affiliates are entering into that certain Term Loan Agreement, dated as of the date hereof, with Credit Suisse AG, Cayman Islands Branch and certain other parties and (ii) in connection therewith, the Administrator, JPMorgan Chase Bank, N.A., Credit Suisse AG, Cayman Islands Branch, the Seller, WESCO and certain other parties are entering into that certain Amended and Restated Intercreditor Agreement (the “Intercreditor Agreement”), dated as of the date hereof.

4. Concurrently herewith, the Seller, the Servicer, the Administrator and The PrivateBank and Trust Company (“Private Bank”) are entering into that certain Payoff Letter (the “Payoff Letter”), dated as of the date hereof.

5. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) In connection with the Payoff Letter, each reference to “The PrivateBank and Trust Company” (or words to similar effect) set forth in the Agreement is hereby deleted in its entirety.

(b) The following new defined terms are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Credit Suisse” means Credit Suisse AG, Cayman Islands Branch.

“Term Loan Agreement” means that certain Term Loan Agreement, dated on or about December 12, 2012, among WESCO, certain Subsidiaries and Affiliates of WESCO, Credit Suisse and the other Persons from time to time parties thereto, as amended, restated, supplemented or otherwise modified from time to time.

(c) The definition of “Change in Control” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Change in Control” means (i) Holdings ceases to own, directly or indirectly, 100% of the capital stock of WESCO or (ii) WESCO ceases to own, directly or indirectly (including through one or more of its Subsidiaries), (a) 100% of the capital stock of the Seller free and clear of all Adverse Claims or (b) a majority of the capital stock of any Originator, in the case of each of (i) and (ii) above, free and clear of all Adverse Claims other than the pledges or grants of security interest by WESCO or one or more of its Subsidiaries to (x) JPMorgan, as agent for itself and various lenders pursuant to one or more pledge agreements and security agreements as required under the Credit Agreement as such pledge agreements or security agreements may be amended, restated, supplemented or otherwise modified from time to time or (y) Credit Suisse, as agent for itself and various lenders pursuant to one or more pledge agreements and security agreements as required under the Term Loan Agreement as such pledge agreements or security agreements may be amended, restated, supplemented or otherwise modified from time to time.

(d) The definition of “Excluded Receivable” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) originated by the Tampa Major Projects Branch, identified on WESCO’s system as Branch No. 3840, (iii) originated by Communications Supply Corporation, the Obligor of which is The Stanley Works Co., (iv) originated by an Originator at any time after July 31, 2012, the Obligor of which is Siemens AG or any Subsidiary thereof or (v) originated by an Originator, the Obligor of which is Stanley Black & Decker, Inc.

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(e) The definition of “Intercreditor Agreement” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated on or about December 12, 2012, by and among the Administrator, as receivables agent, JPMorgan, as ABL lenders agent, Credit Suisse, as term lenders agent, WESCO, the Seller, and the other Persons party thereto, as amended, restated, supplemented or otherwise modified from time to time.

(f) Schedule VI to the Agreement is hereby replaced in its entirety as attached hereto.

3. Consent. Each of the parties hereto hereby consents to the execution, delivery and performance of each of (a) the Intercreditor Agreement, a copy of which is attached hereto as Exhibit A and (b) the Payoff Letter, a copy of which is attached hereto as Exhibit B.

4. Acknowledgements and Agreements. Notwithstanding anything to the contrary set forth in the Agreement, each of the parties hereto hereby acknowledge and agree that:

(a) solely on a one time basis on the date hereof (and subject to the satisfaction of each of the conditions set forth in Exhibit II to the Agreement), each of (i) the Purchaser Group that includes PNC and (ii) the Purchaser Group that includes Wells, shall make a non-pro rata Purchase in the amount set forth opposite its name on Exhibit C hereto;

(b) solely on a one time basis on the date hereof, the Seller shall make a non-pro rata paydown to cause the reduction of the Investment of each of (i) the Purchaser Group that include Fifth Third, (ii) the Purchaser Group that include U.S. Bank National Association, (iii) the Purchaser Group that includes The Huntington National Bank and (iv) PrivateBank, in the amount set forth opposite its name on Exhibit C hereto; and

(c) after giving effect to such non-pro rata Purchases and non-pro rata paydown, the Investment of each Purchaser (solely as of the date hereof and after giving effect to the non-pro rata Purchases and payments described above) shall be the amount set forth opposite its name on Exhibit C hereto.

5. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:

(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

(b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

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6. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

7. Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Letter Agreement (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) counterparts of the Intercreditor Agreement (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator, (D) counterparts of the Payoff Letter (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator, (E) confirmation from PrivateBank that the amounts owing to PrivateBank under the Payoff Letter have been paid in accordance with the terms of the Payoff Letter and (F) such other agreements, documents, instruments and opinions as the Administrator may request.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

9. Governing Law; Jurisdiction.

9.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

9.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY

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SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

11. Post-Closing Covenant. Within three (3) Business Days following the date hereof, the Seller and WESCO shall cause to be delivered favorable opinions, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of K&L Gates LLP, counsel for Seller and the Originators, as to certain UCC, general corporate and enforceability matters (including certain conflicts matters). Notwithstanding anything to the contrary in the Transaction Documents, the failure of the Seller or WESCO to timely perform the covenant set forth in this section shall constitute a Termination Event under the Agreement with no grace period.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.

By:	/s/ Brian M. Begg
Name:	Brian M. Begg
Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer

By:	/s/ Brian M. Begg
Name:	Brian M. Begg
Title:	Treasurer

S-1	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

S-2	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS:

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

S-3	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

S-4	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Conduit Purchaser

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

S-5	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Conduit Purchaser

By:	/s/ Matt Kasper
Name:	Matt Kasper
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association

By:	/s/ Matt Kasper
Name:	Matt Kasper
Title:	Vice President

S-6	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Conduit Purchaser

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

S-7	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding LLC

By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Senior Vice President

S-8	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Vice President

S-9	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

S-10	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Related Committed Purchaser for U.S. Bank National Association

By:	/s/ Matt Kasper
Name:	Matt Kasper
Title:	Vice President

S-11	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Related Committed Purchaser for The Huntington National Bank

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

S-12	SEVENTH AMENDMENT
TO WESCO 3RD A&R RPA

SCHEDULE VI

COMMITMENTS

PNC BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser for Market Street Funding LLC

Commitment: $160,000,000

FIFTH THIRD BANK,

as a Related Committed Purchaser for Fifth Third Bank

Commitment: $80,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser for Wells Fargo Bank, National Association

Commitment: $150,000,000

U.S. BANK NATIONAL ASSOCIATION,

as a Related Committed Purchaser for U.S. Bank National Association

Commitment: $45,000,000

THE HUNTINGTON NATIONAL BANK,

as a Related Committed Purchaser for The Huntington National Bank

Commitment: $40,000,000

Schedule VI-1

EXHIBIT A

Intercreditor Agreement

(attached)

Exhibit A-1

EXECUTION COPY

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

Dated as of December 12, 2012

by and among

PNC BANK, NATIONAL ASSOCIATION,

as Receivables Agent,

JPMORGAN CHASE BANK, N.A.,

as ABL Lenders Agent,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as Term Lenders Agent

WESCO RECEIVABLES CORP.,

as Receivables Seller,

WESCO DISTRIBUTION, INC.,

as Seller, as Servicer, in its individual capacity and as Borrower,

and

THE OTHER PARTIES HERETO

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of December 12, 2012 (as supplemented, amended, restated or otherwise modified from time to time, this “Agreement”), is by and among PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrator under the Receivables Purchase Agreement (as defined below) (the “Receivables Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as Agent, for itself and on behalf of the ABL Lenders (as defined below) (the “ABL Lenders Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as Agent, for itself and on behalf of the Term Lenders (as defined below) (the “Term Lenders Agent”), WESCO RECEIVABLES CORP. (the “Receivables Seller”), WESCO DISTRIBUTION, INC. (“WESCO”), WESCO EQUITY CORPORATION, CARLTON-BATES COMPANY, COMMUNICATIONS SUPPLY CORPORATION, LIBERTY WIRE & CABLE, INC., CALVERT WIRE & CABLE CORPORATION, BRUCKNER SUPPLY COMPANY, INC, TVC COMMUNICATIONS, L.L.C. and CONNEY SAFETY PRODUCTS, LLC.

RECITALS:

A. WESCO and various of WESCO’s domestic subsidiaries and affiliates have agreed to sell, transfer and assign to the Receivables Seller, and the Receivables Seller has agreed to purchase or otherwise acquire from WESCO and various of WESCO’S domestic subsidiaries and affiliates from time to time party thereto (together with WESCO, the “Originators”), all of the right, title and interest of WESCO in the Receivables (as hereinafter defined) pursuant to a Purchase and Sale Agreement dated as of June 30, 1999, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of September 28, 1999, that certain Second Amendment to Purchase and Sale Agreement dated as of November 22, 2002, that certain Third Amendment to Purchase and Sale Agreement dated as of October 4, 2005, that certain Fourth Amendment to Purchase and Sale Agreement dated as of February 22, 2007, that certain Fifth Amendment to Purchase and Sale Agreement dated as of January 29, 2009, that certain Sixth Amendment to Purchase and Sale Agreement dated as of April 13, 2009, that certain Seventh Amendment to Purchase and Sale and Agreement and Waiver dated as of March 1, 2010, that certain Eighth Amendment to Purchase and Sale Agreement dated as of December 16, 2010, and that certain Ninth Amendment to Purchase and Sale Agreement dated as of the date hereof (and as the same may be further supplemented, amended, restated or otherwise modified from time to time, the “Receivables Purchase and Sale Agreement”).

B. The Receivables Seller, as seller, WESCO, in its capacity as servicer and in its individual capacity, the Receivables Agent, the Receivables Purchasers and the Purchaser Agents (each as defined below) are parties to a Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009, as amended by that certain First Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of August 31, 2009, that certain Second Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of September 7, 2010, that certain Third Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2010, that certain Fourth Amendment to Third Amended and Restated Receivables Purchase Agreement, dated as of August 22, 2011, that certain Fifth Amendment to Third Amended and Restated Receivables Purchase Agreement dated as of July 31, 2012, that certain Sixth Amendment to Third Amended and Restated Receivables Purchase Agreement dated as of October 9, 2012, and that certain Seventh Amendment to Third Amended and Restated Receivables Purchase Agreement dated as of the date hereof (and as the same may be further supplemented, amended, restated or otherwise modified from time to time, the “Receivables Purchase Agreement”) pursuant to which the Receivables Purchasers have agreed, among other things, to purchase from the Receivables Seller from time to time Receivables (or interests therein) purchased by or contributed to the Receivables Seller pursuant to the Receivables Purchase and Sale Agreement, and the Receivables Seller has granted a lien on the Receivables to the Receivables Agent.

C. The Receivables Purchase and Sale Agreement and the Receivables Purchase Agreement provide for the filing of UCC financing statements to perfect the ownership and security interest of the parties thereto with respect to the property covered thereby.

D. WESCO, certain subsidiaries and affiliates of WESCO, the ABL Lenders Agent and the financial institutions from time to time party thereto entered into that certain Credit Agreement dated as of August 22, 2011 (as heretofore supplemented, amended, restated or otherwise modified from time to time, the “Existing ABL Credit Agreement”).

E. To secure WESCO’s and the Loan Parties’ obligations to the Lenders and ABL Lenders Agent under the Existing ABL Credit Agreement and other Loan Documents (as defined in the Existing ABL Credit Agreement), WESCO and the other Loan Parties granted to the ABL Lenders Agent for the benefit of the ABL Lenders Agent and the ABL Lenders party to the Existing ABL Credit Agreement a lien over, among other things, certain accounts receivable and certain general intangibles, including the Unsold Receivables (as hereinafter defined), certain inventory and all proceeds of the foregoing.

F. In connection with the execution and delivery of the Existing ABL Credit Agreement, the Receivables Agent, the ABL Lenders Agent, WESCO and the originators party thereto entered into that certain Intercreditor Agreement dated as of August 22, 2011 (as heretofore amended, the “Existing Intercreditor Agreement”), pursuant to which the parties thereto made certain agreements with respect to the parties’ relative rights regarding the Receivables Assets (as defined in the Existing Intercreditor Agreement) and with respect to the ABL Lenders Collateral (as defined in the Existing Intercreditor Agreement).

G. Concurrently herewith, WESCO, certain subsidiaries and affiliates of WESCO, the ABL Lenders Agent and the financial institutions from time to time party thereto are entering into that certain Amended and Restated Credit Agreement dated as of the date hereof (as supplemented, amended, restated or otherwise modified from time to time, the “ABL Credit Agreement”), which ABL Credit Agreement amends and restates in its entirety the Existing ABL Credit Agreement.

H. To secure WESCO’s and the Loan Parties’ obligations to the Lenders and ABL Lenders Agent under the ABL Credit Agreement and other ABL Loan Documents (as defined below), WESCO and the other Loan Parties have granted to the ABL Lenders Agent for the benefit of the ABL Lenders Agent and the ABL Lenders a lien over, among other things, certain accounts receivable and certain general intangibles, including the Unsold Receivables (as hereinafter defined), certain inventory and all proceeds of the foregoing.

I. Concurrently herewith, WESCO, certain subsidiaries and affiliates of WESCO, the Term Lenders Agent, and the financial institutions from time to time party thereto are entering into that certain Term Loan Agreement dated as of the date hereof (as supplemented, amended, restated or otherwise modified from time to time, the “Term Loan Agreement”).

J. To secure WESCO’s and the Loan Parties’ obligations to the Term Lenders and Term Lenders Agent under the Term Loan Agreement and other Term Loan Documents (as defined below), WESCO and the other Loan Parties have granted to the Term Lenders Agent for the benefit of the Term Lenders Agent and the Term Lenders party to the Term Loan Agreement a lien over, among other things, certain accounts receivable and certain general intangibles, including the Unsold Receivables (as hereinafter defined), certain inventory and all proceeds of the foregoing.

K. Concurrently herewith, the ABL Lenders Agent, the Term Lenders Agent, WESCO and certain subsidiaries and affiliates of WESCO are entering into that certain Intercreditor Agreement dated as of the date hereof (as supplemented, amended, restated or otherwise modified from time to time, the “ABL-Term Loan Intercreditor Agreement”), pursuant to which the ABL Lenders Agent and the Term Lenders Agent are making certain agreements regarding the relative priorities of their security interests in the Collateral (as defined below), including the Unsold Receivables and other matters related thereto.

L. The parties hereto wish to enter into this Agreement to amend and restate the Existing Intercreditor Agreement and to set forth certain agreements with respect to the Receivables Assets (as hereinafter defined) and with respect to the Lenders Collateral (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed that the Existing Intercreditor Agreement is amended and restated in its entirety by this Agreement and it is hereby further agreed as follows:

ARTICLE 1. DEFINITIONS.

1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“ABL Event of Default” means an Event of Default under and as defined in the ABL Credit Agreement.

“ABL Lenders” shall mean the ABL Lenders from time to time party to the ABL Credit Agreement, the ABL Lenders Agent and each other Secured Party (as defined in the ABL Security Agreement).

“ABL Lenders Claim” means all of the indebtedness, obligations and other liabilities of WESCO and the other Loan Parties now or hereafter arising under, or in connection with, the ABL Credit Agreement and the other ABL Loan Documents, including, but not limited to, all sums now or hereafter loaned or advanced to or, for the benefit of WESCO or any Loan Party, all reimbursement obligations of WESCO or any Loan Party, with respect to letters of credit and guarantees issued thereunder for its account, all guarantee obligations of the Loan Parties, any interest thereon (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to any of the Loan Parties, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, fees or expenses due thereunder, and any costs of collection or enforcement.

“ABL Lenders Interest” means, with respect to any property or interest in property, now owned or hereafter acquired or created, of WESCO or any of the Loan Parties, any lien, claim, encumbrance, security interest or other interest of the ABL Lenders Agent or the ABL Lenders in such property or interests in property.

“ABL Loan Documents” means the “Loan Documents” as defined in the ABL Credit Agreement.

“ABL Loan Parties” means the “Loan Parties” as defined in the ABL Credit Agreement.

“ABL Obligations Payment Notice Date” means the date on which the Receivables Agent has received written notice from the ABL Lenders Agent that the “ABL Obligations Payment Date” under and as defined in the ABL-Term Loan Intercreditor Agreement has occurred.

“Business Day” has the meaning ascribed to such term in the Credit Agreement.

“Claim” means the Lenders Claim or the Receivables Claim, as applicable.

“Collateral” means all property and interests in property, now owned or hereafter acquired or created, of WESCO or any of the other Loan Parties in or upon which a Lenders Interest is granted or purported to be granted by WESCO or such other Loan Party to the ABL Lenders or the ABL Lenders Agent under any of the ABL Loan Documents or to the Term Lenders or the Term Lenders Agent under any of the Term Loan Documents.

“Collections” means, for any Receivable as of any date, (i) all amounts, whether in the form of wire transfer, cash, checks, drafts, or other instruments that are received by the Receivables Seller, WESCO or any other Originator in payment of any amounts owed in respect of such Receivable (including purchase price finance charges, interest and other charges), or applied to any amount owed by an Obligor on account of such Receivable, including, without limitation, all amounts received on account of such Receivable (including insurance payments and net proceeds of the sale or disposition of repossessed goods or other collateral of any Person liable for repayment of such Receivable) and all other fees and charges related thereto, (ii) cash proceeds of Returned Goods with respect to such Receivable, (iii) all amounts paid by WESCO in respect of such Receivable pursuant to the Receivables Purchase and Sale Agreement and/or the Receivables Purchase Agreement and (iv) all Proceeds of such Receivable.

“Controlling Agent” means (a) during the period commencing on the date hereof and continuing to and including the ABL Obligations Payment Notice Date, the ABL Lenders Agent and (b) thereafter, the Term Lenders Agent.

“Controlling Lenders” means (a) during the period commencing on the date hereof and continuing to and including the ABL Obligations Payment Notice Date, the ABL Lenders and (b) thereafter, the Term Lenders.

“Controlling Lenders Event of Default” means (a) during the period commencing on the date hereof and continuing to and including the ABL Obligations Payment Notice Date, an ABL Event of Default and (b) thereafter, a Term Loan Event of Default.

“Contract” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Credit Agreement” means the ABL Credit Agreement and/or the Term Loan Agreement, as the context may require.

“Disposition” means, with respect to any assets of WESCO, any liquidation of WESCO or its assets, the establishment of any receivership for WESCO or its assets, a Bankruptcy proceeding of WESCO (either voluntary or involuntary), the payment of any insurance, condemnation, confiscation, seizure or other claim upon the condemnation, confiscation, seizure, loss or destruction or thereof, or damage to, or any other sale, transfer, assignment or other disposition of such assets.

“Enforcement” means collectively or individually, for (a) any of the Receivables Agent or the Receivables Purchasers to (i) declare the Facility Termination Date under the Receivables Documents or (ii) commence the judicial or nonjudicial enforcement of any of the default rights and remedies under any of the Receivables Documents upon the occurrence of such default, (b) any of the ABL Lenders Agent or the ABL Lenders during the continuance of a ABL Event of Default (i) to demand payment in full of or accelerate the indebtedness of WESCO and the Loan Parties to the ABL Lenders and ABL Lenders Agent or (ii) to commence the judicial or nonjudicial enforcement of any of the default rights and remedies under any of the ABL Loan Documents and (c) any of the Term Lenders Agent or the Term Lenders during the continuance of a Term Loan Event of Default (i) to demand payment in full of or accelerate the indebtedness of WESCO and the Loan Parties to the Term Lenders and Term Lenders Agent or (ii) to commence the judicial or nonjudicial enforcement of any of the default rights and remedies under any of the Term Loan Documents.

“Enforcement Notice” means a written notice delivered in accordance with Section 2.5 which notice shall (i) if delivered by the Receivables Agent, state that the Facility Termination Date has occurred, specify the nature of the Termination Event that has caused the declaration of such Facility Termination Date, and state that an Enforcement Period has commenced, (ii) if delivered by the ABL Lenders Agent, state that a ABL Event of Default has occurred and that the payment in full of the ABL Lenders Claim has been demanded or the indebtedness of WESCO and the Loan Parties to the ABL Lenders has been accelerated, specify the nature of the ABL Event of Default that caused such demand and acceleration, and state that an Enforcement Period has commenced and (iii) if delivered by the Term Lenders Agent, state that a Term Loan Event of Default has occurred and that the payment in full of the Term Lenders Claim has been demanded or the indebtedness of WESCO and the Loan Parties to the Term Lenders has been accelerated, specify the nature of the Term Loan Event of Default that caused such demand and acceleration, and state that an Enforcement Period has commenced.

“Enforcement Period” means the period of time following the receipt by either the ABL Lenders Agent or the Term Lenders Agent, on the one hand, or the Receivables Agent, on the other, of an Enforcement Notice delivered by the other until the earliest of the following: (1) the Receivables Claim has been satisfied in full, none of the Receivables Purchasers have any further obligations under the Receivables Documents and the Receivables Documents have been terminated; or (2) the Lenders Claim of the applicable Lenders Agent and the applicable Lenders has been satisfied in full, such Lenders have no further obligations under the applicable Credit Agreement and the other related Loan Documents and such Credit Agreement and such other Loan Documents have been terminated; and (3) the parties hereto agree in writing to terminate the Enforcement Period.

“Facility Termination Date” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Lenders” means the ABL Lenders and/or the Term Lenders, as the context may require.

“Lenders Agents” means the ABL Lenders Agent and the Term Lenders Agent and “Lenders Agent” means either the ABL Lenders Agent or the Term Lenders Agent, as the context may require.

“Lenders Claim” means the ABL Lenders Claim and/or the Term Lenders Claim, as the context may require.

“Lenders Collateral” means all Collateral which does not constitute Receivables Assets.

“Lenders Event of Default” means (a) during the period commencing on the date hereof and continuing to and including the ABL Obligations Payment Notice Date, an ABL Event of Default and (b) thereafter, a Term Loan Event of Default.

“Lenders Interest” means the ABL Lenders Interest and/or the Term Lenders Interest, as the context may require.

“Loan Documents” means the ABL Loan Documents and/or the Term Loan Documents, as the context may require.

“Loan Party” means an ABL Loan Party and/or a Term Loan Loan Party, as the context may require.

“Obligor” has the meaning ascribed to such term in the Receivables Purchase and Sale Agreement.

“Outstanding Balance” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Person” means any individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity.

“Proceeds” has the meaning ascribed to such term in the UCC.

“Purchased Receivables” means now owned or hereafter existing Receivables sold, purported to be sold, transferred or contributed or purported to be transferred or contributed by WESCO or any other Originator to the Receivables Seller under the Receivables Purchase and Sale Agreement.

“Purchaser Agents” means each Person from time to time party to the Receivables Purchase Agreement in the capacity of a “Purchaser Agent.”

“Receivable” means:

(a) indebtedness, right to payment from or other obligation of an Obligor (whether constituting an account, chattel paper, document, instrument or general intangible) arising from the provision of merchandise, goods or services to such Obligor, including all monies due or to become due with respect thereto, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

(b) all security interests or liens and property subject thereto from time to time securing or purporting to secure any such indebtedness by such Obligor;

(c) all guarantees, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

(d) all Collections with respect to any of the foregoing;

(e) all Records with respect to any of the foregoing;

(f) when used with respect to a Purchased Receivable, all rights, interests and claims of the Receivables Seller under the Receivables Purchase and Sale Agreement; and

(g) all Proceeds with respect to any of the foregoing.

“Receivables Assets” means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables, (iii) Returned Goods relating to such Purchased Receivables, (iv) each deposit or other bank account to which any Collections of such Purchased Receivables are deposited (but in no event shall Receivables Assets include any Collections or other monies deposited in such accounts which are not Collections related to Purchased Receivables), and (v) all Proceeds with respect to any of the foregoing.

“Receivables Claim” means, all indebtedness, obligations and other liabilities of WESCO and the other Originators to the Receivables Seller and of the Originators and the Receivables Seller to the Receivables Agent, the Receivables Purchasers and/or the Purchaser Agents now or hereafter arising under, or in connection with, the Receivables Documents, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Receivables Seller thereunder as the purchase price paid for Purchased Receivables (or any interests therein) or otherwise under the Receivables Purchase Agreement, any yield thereon (including, without limitation, yield accruing after the commencement of a Bankruptcy, insolvency or similar proceeding relating to any Originator or the Receivables Seller, whether or not such yield is an allowed claim in any such proceeding), any repayment obligations, fees or expenses due thereunder, and any costs of collection or enforcement.

“Receivables Documents” means the Receivables Purchase and Sale Agreement, the Receivables Purchase Agreement and any other agreements, instruments or documents (i) executed by the Originators and delivered to the Receivables Seller, the Receivables Agent, the Purchase. Agents or the Receivables Purchaser or (ii) executed by the Receivables Seller and delivered to the Receivables Agent, the Purchaser Agents or the Receivables Purchasers.

“Receivables Interest” means, with respect to any property or interests in property, now owned or hereafter acquired or created, of the Originators (regardless of whether sold or contributed by the Originators to the Receivables Seller), any lien, claim, encumbrance, security interest or other interest of the Receivables Seller and/or the Receivables Agent, the Purchaser Agents or any Receivables Purchaser in such property or interests in property.

“Receivables Purchaser” means each Person from time to time party to the Receivables Purchase Agreement in the capacity of a “Conduit Purchaser” or a “Related Committed Purchaser”, as each such term is defined in the Receivables Purchase Agreement.

“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) maintained with respect to Receivables, the Obligors thereunder and the Receivables Assets.

“Requisite Controlling Lenders” means (a) at any time when the ABL Lenders constitute the Controlling Lenders, the “Required Lenders” under and as defined in the ABL Credit Agreement and (b) at any time when the Term Lenders constitute the Controlling Lenders, the “Required Lenders” under and as defined in the Term Loan Agreement.

“Returned Goods” means all right, title and interest of WESCO or any Originator, the Receivables Seller, the Receivables Agent or any Receivables Purchaser, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable.

“Security Agreement” means the security agreements and other security documents under which the Loan Parties have granted to the ABL Lenders Agent or the Term Lenders Agent, as applicable, a security interest in the Lenders Collateral.

“Termination Event” has the meaning ascribed to such term in the Receivables Purchase Agreement.

“Term Lenders” shall mean the Term Lenders from time to time party to the Term Loan Agreement and the Term Lenders Agent.

“Term Lenders Claim” means all of the indebtedness, obligations and other liabilities of WESCO and the other Loan Parties now or hereafter arising under, or in connection with, the Term Loan Agreement and the other Term Loan Documents, including, but not limited to, all sums now or hereafter loaned or advanced to or, for the benefit of WESCO or any Loan Party, all guarantee obligations of the Loan Parties, any interest thereon (including, without limitation, interest accruing after the commencement of a bankruptcy, insolvency or similar proceeding relating to any of the Loan Parties, whether or not such interest is an allowed claim in any such proceeding), any reimbursement obligations, fees or expenses due thereunder, and any costs of collection or enforcement.

“Term Lenders Interest” means, with respect to any property or interest in property, now owned or hereafter acquired or created, of WESCO or any of the Loan Parties, any lien, claim, encumbrance, security interest or other interest of the Term Lenders Agent or the Term Lenders in such property or interests in property.

“Term Loan Event of Default” means an Event of Default under and as defined in the Term Loan Agreement.

“Term Loan Documents” means the “Loan Documents” as defined in the Term Loan Agreement.

“Term Loan Loan Party” means a “Loan Party” as defined in the Term Loan Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Unsold Receivables” means any Receivables other than Purchased Receivables.

1.2 Other Terms. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

1.3 References to Terms Defined in the Receivables Documents and the Loan Documents. Whenever in Section 1.1 a term is defined by reference to the meaning ascribed to such term in any of the Receivables Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Receivables Documents or such Loan Document (provided that if such a term is defined in the ABL Loan Documents and the Term Loan Documents and such definitions are not identical, the definition contained in the ABL Loan Documents shall control until the ABL Obligations Payment Notice Date).

ARTICLE 2. INTERCREDITOR PROVISIONS.

2.1 Priorities with Respect to Receivables Assets. Notwithstanding any provision of the UCC, any applicable law, equitable principle or decision or any of the Loan Documents or the Receivables Documents, each of the ABL Lenders Agent (for itself and on behalf of each ABL Lender) and the Term Lenders Agent (for itself and on behalf of each Term Lender) hereby agrees that, upon the sale or other transfer (including, without limitation, by way of capital contribution) or the purported sale or other purported transfer (including, without limitation, by means of capital contribution) of any Receivable (or interest therein) by WESCO or any other Originator to the Receivables Seller pursuant to the Receivables Purchase and Sale Agreement, any Lenders Interest of the Lenders or the Lenders Agents solely in such Receivables and all Receivables Assets with respect thereto shall automatically and without further action cease and be forever released and discharged and the Lenders Agents and the Lenders shall have no Lenders Interest therein; provided, however, that nothing in this Section 2.1 shall be deemed to constitute a release by the Lenders Agents or the Lenders of (i) any Lenders Interest in the proceeds received by WESCO or any other Originator from the Receivables Seller for the sale of Receivables pursuant to the Receivables Purchase and Sale Agreement (including, without limitation, cash payments made by the Receivables Seller); (ii) any Lenders Interest or right of Lenders Agents or Lenders in any interest which WESCO or any other Originator may have in Returned Goods; provided, further, however, that any Lenders Interest in such Returned Goods shall be junior and subject and subordinate to the Receivables Interest therein unless and until WESCO and the Receivables Seller shall have made all payments or adjustments required to be made under the Receivables Documents on account of the reduction of the outstanding balance of any Purchased Receivable related to such Returned Goods; and (iii) any Lenders Interest or right the Lenders or the Lenders Agents have in any Unsold Receivables and the proceeds thereof. If any goods or merchandise, the sale of which has given rise to a Purchased Receivable, are returned to or repossessed by WESCO or any other Originator, on behalf of the Receivables Seller, then, upon payment by WESCO or any other Originator and the Receivables Seller of all adjustments required on account thereof under the Receivables Purchase Agreement and the other Receivables Documents, the Receivables Interest in such Returned Goods shall automatically and without further action cease to exist and be released and extinguished and such Returned Goods shall thereafter not constitute Receivables Assets for purposes of this Agreement unless and until such Returned Goods have been resold so as to give rise to a Receivable and such Receivable has been sold or contributed to the Receivables Seller.

2.2 Respective Interests in Receivables Assets and Lenders Collateral.

(a) Except for all rights to access to and use of Records granted to the Receivables Agent, the Purchaser Agents, and the Receivables Purchasers pursuant to the Receivables Documents and except for the Receivables Interest of the Receivables Agent (for the benefit of the Purchaser Agents and Receivables Purchasers) in Returned Goods, which interest is senior in all respects to any Lenders Interest therein, each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) agrees that it does not have and shall not have any Receivables Interest in any of the Lenders Collateral. Each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) agrees that it shall not request or accept, directly or indirectly (by assignment or otherwise) from WESCO or any other Originator any collateral security for payment of any Receivables Claims (other than any such collateral security included in the Receivables Assets and the right of access to and use of Records granted to the Receivables Agent and the Receivables Purchasers pursuant to the Receivables Documents) and hereby releases any Receivables Interest in any such collateral security.

(b) Except for rights in Returned Goods granted to the Lenders Agents and the Lenders, which Lenders Interest is junior and subordinate to any Receivables Interest therein, each of the ABL Lenders Agent (for itself and on behalf of each ABL Lender) and the Term Lenders Agent (for itself and on behalf of each Term Lender) agrees that neither the Lenders Agents nor the Lenders have, nor shall they have, any Lenders Interest in the Receivables Assets.

2.3 Distribution of Proceeds. At all times, all proceeds of Lenders Collateral and Receivables Assets shall be distributed in accordance with the following procedure:

(a) All proceeds of the Lenders Collateral shall be paid to the Controlling Agent (it being understood that if any such proceeds received by the Controlling Agent at any time constitute “Term Loan Priority Collateral”, as defined in the ABL-Term Loan Intercreditor Agreement, and the Controlling Agent at such time is the ABL Lenders Agent, the ABL Lenders Agent shall turn such proceeds over to the Term Lenders Agent in accordance with and to the extent required by the ABL-Term Loan Intercreditor Agreement) for application on the Lenders Claims and other obligations and liabilities owing under the Credit Agreements and the other Loan Documents in accordance with the ABL-Term Loan Intercreditor Agreement until all Lenders Claims and such other obligations and liabilities have been paid and satisfied in full in cash and each of such Credit Agreements and the other Loan Documents is terminated and, thereafter, any remaining proceeds shall be paid to WESCO or the appropriate Loan Party, or as otherwise required by applicable law. The Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) agrees that none of the Receivables Seller, the Receivables Agent or the Receivables Purchasers have, nor shall they have, any Receivables Interest in such remaining proceeds. The foregoing shall not, however, impair any claim or any right or remedy which the Receivables Seller, the Receivables Agent, the Purchaser Agents or the Receivables Purchasers may have against WESCO or any other Originator under the Receivables Documents or otherwise.

(b) All proceeds of the Receivables Assets shall be paid to the Receivables Agent for application against the Receivables Claim and for application in accordance with the Receivables Documents until the Receivables Claim has been paid and satisfied in full in cash and the Receivables Documents have terminated and, thereafter, any remaining proceeds shall be paid to the Receivables Seller or as otherwise required by applicable law. Each of the ABL Lenders Agent (for itself and on behalf of the ABL Lenders) and the Term Lenders Agent (for itself and on behalf of the Term Lenders) agrees that neither the Lenders Agents nor the Lenders have, nor shall they have, any Lenders Interest in such remaining proceeds. The foregoing shall not, however, impair any claim or any right or remedy which the any Lenders Agent or the any Lenders may have against WESCO or any other Originator under any Loan Documents or otherwise.

(c) In the event that any of the Receivables Seller, the Receivables Agent or the Receivables Purchasers now or hereafter obtains possession of any Lenders Collateral, it shall immediately deliver to the Controlling Agent such Lenders Collateral to be applied in accordance with the ABL-Term Loan Intercreditor Agreement (and until delivered to the Controlling Agent such Lenders Collateral shall be held in trust for the Lenders Agents and the Lenders). Each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) further agrees to immediately turn over to the Controlling Agent the proceeds of any Disposition of Lenders Collateral which it (or any Receivables Purchaser) might receive while any Lenders Claim, any other obligations or liabilities under the applicable Credit Agreement, any related other Loan Document or any commitment to make financial accommodations thereunder remain outstanding, regardless of whether the Controlling Agent has a perfected and enforceable lien in the assets of WESCO or any other Originator from which the proceeds of any such Disposition have been received, to be applied in accordance with the ABL-Term Loan Intercreditor Agreement.

(d) In the event that any of the Lenders or any Lenders Agent now or hereafter obtains possession of any Receivables Assets, it shall immediately deliver to the Receivables Agent such Receivables Assets (and until delivered to the Receivables Agent such Receivables Assets shall be held in trust for the Receivables Agent). Each of the ABL Lenders Agent (for itself and on behalf of each ABL Lender) and the Term Lenders Agent (for itself and on behalf of each Term Lender) further agrees to immediately turn over the proceeds of any Disposition of Receivables Assets to the Receivables Agent which it (or the ABL Lenders or Term Lenders, as applicable) might receive while any Receivables Claim, any other obligations or liabilities under the Receivables Documents or any commitment to make financial accommodations thereunder remain outstanding, regardless of whether the Receivables Agent has a perfected and enforceable lien in the assets from which the proceeds of such Disposition have been received.

(e) To the extent that any Inventory of WESCO or any other Originator has been commingled with Returned Goods in which the Receivables Interest continues as provided in Section 2.1 above, and any Lenders Agent or any Lender receives any proceeds on account of such Returned Goods

(whether by reason of sale or by reason of insurance payments on account thereof) prior to release of such Receivables Interest, then all proceeds of such Returned Goods shall, promptly upon receipt of such proceeds by such Lenders Agent or Lender, be paid to the Receivables Agent for application against the Receivables Claim.

2.4 Unsold Receivables.

(a) The Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) hereby acknowledge that the Controlling Agent on behalf of the Controlling Lenders and itself shall be entitled to the Collections of Unsold Receivables.

(b) Each of the parties hereto hereby agrees that all Collections received on account of Receivables Assets shall be paid or delivered to the Receivables Agent for application in accordance with Section 2.3(b) and all Collections received on account of Unsold Receivables shall be paid or delivered to the Controlling Agent for application in accordance with Section 2.3(a).

(c) Each Lenders Agent agrees that it shall not exercise any rights it may have under the Loan Documents to send any notices to Obligors informing them of the Lenders’ interest (if any) in the Receivables or directing such Obligors to make payments in any particular manner of any amounts due under the Receivables prior to the payment in full of the Receivables Claim and the termination of the Receivables Documents, except that from and after any date on which (x) a Receivables Termination Notice has been delivered pursuant to Section 2.18, (y) the termination and cessation of transfers of Receivables is required to be effective under the terms of Section 2.18 and (z) the Receivables Claim has been paid in full or the Purchased Receivables giving rise to any unpaid Receivables Claim have been written off in accordance with their terms, the Controlling Agent may inform any Obligors of Unsold Receivables that such Unsold Receivables have been assigned to the Controlling Agent, so long as such notices do not under any circumstances direct that payments on account of such Unsold Receivables be made to any location or account to which payments on account of Purchased Receivables are required to be made pursuant to the terms of the Receivables Documents.

2.5 Enforcement Actions. Each, of the Lenders Agents, on the one hand, and the Receivables Agent, on the other hand, agrees to use reasonable efforts to give an Enforcement Notice to the other prior to commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such Person). Subject to the foregoing, each of the parties hereto agrees that during an Enforcement Period:

(a) Subject to any applicable restrictions in the Receivables Documents, the Receivables Agent may at its option and without the prior consent of the other parties hereto, take any action to (i) accelerate payment of the Receivables Claim or any other obligations and liabilities under any of the Receivables Documents and (ii) liquidate the Receivables Assets or to foreclose or realize upon or enforce any of its rights with respect to the Receivables Assets; provided, however, that, subject to Section 2.3(e), the Receivables Agent shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to any Receivables Assets constituting Returned Goods which have been commingled with the Lenders Collateral without the prior written consent of the Controlling Agent.

(b) Subject to any applicable restrictions in the Loan Documents and the ABL-Term Loan Intercreditor Agreement, the Lenders Agents or the Lenders may, at their option and without the prior consent of the other parties hereto, take any action to accelerate payment of the Lenders Claims or any other obligation or liability arising under the Credit Agreements or any of the other Loan Documents, foreclose or realize upon or enforce any of their rights with respect to the Lenders Collateral, including, except as otherwise provided in Section 2.3(e), with respect to any Receivables Assets constituting

Returned Goods that have been commingled with the Lenders Collateral, or take any other actions as they deem appropriate; provided, however, that the Lenders Agents shall not otherwise take any action to foreclose or realize upon or to enforce any rights they may have with respect to uncommingled Returned Goods without the Receivables Agent’s prior written consent unless the Receivables Claim shall have been first paid and satisfied in full and the Receivables Documents have terminated.

(c) If Returned Goods are commingled with Inventory, the parties agree to cooperate in the disposition of such Returned Goods and Inventory and the application of the proceeds thereof as provided in Section 2.3(e).

2.6 Access to Records. Subject to any applicable restrictions in the Receivables Documents (but without limiting any rights under the Receivables Documents), each of the Receivables Purchasers, the Purchaser Agents and the Receivables Agent may enter one or more premises of WESCO, any other Originator, the Receivables Seller or their respective affiliates, whether leased or owned, at any time during reasonable business hours, upon reasonable prior notice to the Term Lenders Agent following an Enforcement Notice delivered to the Receivables Agent by the Term Lenders Agent, without force or process of law and without obligation to pay rent or compensation to WESCO, any other Originator, the Receivables Seller, such affiliates, the Lenders or the Lenders Agents, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Receivables Documents, provided that after an Enforcement Notice is delivered by the Term Lenders Agent to the Receivables Agent, such access with respect to the premises of any Originator (but expressly excluding the Receivables Seller) for which the Term Lenders Agent has taken possession or physical control of, shall terminate on the earliest of (i) the day which is 270 days after the date following receipt by the Receivables Agent of such Enforcement Notice on which the Receivables Agent initially obtains the right under the Receivables Documents to take physical possession of all Records located on such premises, plus such number of days, if any, that the Receivables Agent is stayed or otherwise prohibited by law or court order from exercising remedies with respect to any such Records of such Originator and (ii) the date on which all or substantially all of the Receivables are sold, collected or liquidated in accordance with the Credit and Collection Policy (as defined in the Receivables Purchase Agreement) and the Receivables Documents (such period, with respect to the premises of any Originator, a “Post Enforcement Access Period”). Following the delivery by the Term Lenders Agent to the Receivables Agent of an Enforcement Notice, the Term Lenders Agent agrees to cooperate in good faith with the Receivables Agent to allow the Receivables Agent to exercise its access rights during the applicable Post Enforcement Access Period. The Receivables Agent shall take proper and reasonable care under the circumstances of any Lenders Collateral that is used by the Receivables Agent during any Post Enforcement Access Period. WESCO and each of the other Originators shall, jointly and severally, indemnify and hold harmless the Term Lenders Agent and the Term Lenders for any injury or damage to any Lenders Collateral (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under the control of the Receivables Agent; provided, however, that WESCO and each of the other Originators will not be liable for any diminution in the value of any Lenders Collateral caused by the absence of any Records from any premises. The Receivables Agent and the Term Lenders Agent shall cooperate and use reasonable efforts to ensure that their activities during the Post Enforcement Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Term Lenders Agent to show the Lenders Collateral to prospective purchasers and to ready the applicable Lenders Collateral for sale. If the Term Lenders Agent shall foreclose or otherwise sell or dispose of any of the properties of any Originator during any Post Enforcement Access Period, the Term Lenders Agent will notify the buyer thereof of the existence of this Agreement and that the buyer is acquiring such property subject to the terms of this Agreement.

2.7 Accountings. Each of the ABL Lenders Agent and the Term Lenders Agent agrees to render statements to the Receivables Agent upon reasonable prior written request, which statements shall (a) render an account of the applicable Lenders Claim, giving effect to the application of proceeds of Lenders Collateral as hereinbefore provided, and (b) in the case of the Controlling Agent, identify in reasonable detail the Unsold Receivables. The Receivables Agent agrees to render Purchase Reports (as defined in the Receivables Purchase Agreement) to the Controlling Agent upon reasonable prior written request. WESCO and the Receivable Seller hereby authorize the Controlling Agent and the Receivables Agent to provide the statements described in this section. The Controlling Agent and the Receivables Agent shall bear no liability if their respective accounts are incorrect.

2.8 Agency for Perfection. The Receivables Agent, on the one hand, and each Lenders Agent, on the other hand, hereby appoint the other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Lenders Collateral and Receivables Assets described hereunder. In the event that the Receivables Agent obtains possession of any of the Lenders Collateral, the Receivables Agent shall notify the Controlling Agent of such fact, shall hold such Lenders Collateral in trust and shall deliver such Lenders Collateral to the Controlling Agent upon request for application in accordance with the ABL-Term Loan Intercreditor Agreement. In the event that any Lenders Agent obtains possession of any of the Receivables Assets, such Lenders Agent shall notify the Receivables Agent of such fact, shall hold such Receivables Assets in trust and shall deliver such Receivables Assets to the Receivables Agent upon request.

2.9 UCC Notices. In the event that the ABL Lenders Agent and the Term Lenders Agent, on the one hand, or the Receivables Agent, on the other hand, shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Receivables Assets or Lenders Collateral, respectively, such notice shall be given in accordance with Section 3.1 hereof and ten (10) days’ notice shall be deemed to be commercially reasonable.

2.10 Independent Credit Investigations. Neither the Receivables Purchasers, the Receivables Agent, the Lenders Agents nor the Lenders nor any of their respective directors, officers, agents or employees shall be responsible to the other or to any other person, firm, corporation or entity for the solvency, financial condition or ability of WESCO, any other Originator or the Receivables Seller to repay the Receivables Claim or the Lenders Claims, or for the worth of the Receivables Assets or the Lenders Collateral, or for statements of WESCO, any other Originator, the Receivables Seller or the Loan Parties, oral or written, or for the validity, sufficiency or enforceability of the Receivables Claim, the Lenders Claims, the Receivables Documents, the Loan Documents, the Receivables Agent’s interest in the Receivables Assets or the Lenders’ or Lenders Agents’ respective interests in the Lenders Collateral. The Lenders and the Receivables Purchasers have entered into their respective agreements with WESCO, the Originators, the Receivables Seller or the Loan Parties, as applicable, based upon their own independent investigations. None of the Lenders, the Receivables Agent or the Receivables Purchasers makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.10.

2.11 Limitation on Liability of Parties to Each Other. Except with respect to liability for breach of an express obligation under this Agreement, no party shall have any liability to any other party except for liability arising from the gross negligence or willful misconduct of such party.

2.12 Amendments to Financing Arrangements or to this Agreement. Each Lenders Agent agrees to use reasonable efforts to give, concurrently with any written amendment, waiver or other modification in the Loan Documents to which it is a party with respect to the Collateral, prompt notice to the Receivables Agent of the same and the Receivables Agent agrees to use reasonable efforts to give, concurrently with any written amendment, waiver or other modification in the Receivables Documents with respect to the Receivables Assets or the Collateral, prompt notice to each Lenders Agent of the same; provided, however, that the failure to do so shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party or affect any such amendment or modification. Each Lenders Agent, on the one hand, and the Receivables Agent, on the other hand, shall, upon reasonable request of the other party, provide copies of all such modifications or amendments and copies of all other agreements, instruments, filings or documentation relevant to the Receivables Assets or the Lenders Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

2.13 Marshalling of Assets. Nothing in this Agreement will be deemed to require either the Receivables Agent or any Lenders Agent (i) to proceed against certain property securing any Lenders Claim (or any other obligation or liability under the Credit Agreements or any other Loan Documents) or the Receivables Claim (or any other obligation or liability under the Receivables Documents), as applicable, prior to proceeding against other property securing such Claim or obligations or liabilities or against certain persons guaranteeing any such obligations or (ii) to marshal the Lenders Collateral (or any other collateral) or the Receivables Assets (as applicable) upon the enforcement of any Lenders Agent’s or the Receivables Agent’s remedies under the applicable Loan Documents or Receivables Documents, as applicable.

2.14 Relative Rights.

(a) The relative rights of the ABL Lenders, each as against the other, shall be determined by agreement among such parties in accordance with the terms of the ABL Credit Agreement and the other ABL Loan Documents. The relative rights of the Term Lenders, each as against the other, shall be determined by agreement among such parties in accordance with the terms of the Term Loan Agreement and the other Term Loan Documents. The relative rights of the ABL Lenders and the ABL Lenders Agent, on the one hand, and the Term Lenders and the Term Lenders Agent, on the other hand, shall be determined by agreement among such parties in accordance with the terms of the ABL-Term Loan Intercreditor Agreement. The Receivables Agent and the Receivables Purchasers shall be entitled to rely on the power and authority of (i) the ABL Lenders Agent to act on behalf of all of the ABL Lenders to the extent the provisions hereof have the ABL Lenders Agent so act and (ii) the Term Lenders Agent to act on behalf of all of the Term Lender to the extent the provision hereof have the Term Lenders Agent so act.

(b) Each of the Lenders Agents and the Lenders shall be entitled to rely on the power and authority of the Receivables Agent to act on behalf of the Purchaser Agents and Receivables Purchasers to the extent the provisions hereof have the Receivables Agent so act.

2.15 Effect Upon Loan Documents and Receivables Documents. By executing this Agreement, WESCO, the other Originators and the Receivables Seller agree to be bound by the provisions hereof (i) as they relate to the relative rights of the ABL Lenders and the ABL Lenders Agent with respect to the property of WESCO; (ii) as they relate to the relative rights of the Term Lenders and the Term Lenders Agent with respect to the property of WESCO; and (iii) as they relate to the relative rights of WESCO, the other Originators, the Receivables Seller, the Receivables Purchasers, the Purchaser Agents and/or the Receivables Agent as creditors of (or purchasers from) WESCO, the other Originators, or the Receivables Seller, as the case may be. Each of WESCO and the other Originators acknowledges that the provisions of this Agreement shall not give it or any other Loan Party any substantive rights as against the Lenders Agents or the Lenders and that nothing in this Agreement shall (except as expressly provided herein) amend, modify, change or supersede the terms of (a) the ABL Loan Documents as between WESCO, the other Loan Parties, the ABL Lenders Agent and the ABL Lenders or (b) the Term Loan Documents as between WESCO, the other Loan Parties, the Term Lenders Agent and the Term Lenders. Each of the Receivables Seller, WESCO and the other Originators acknowledges that the provisions of this Agreement shall not give the Receivables Seller, WESCO, or the other Originators any substantive rights as against the Receivables Agent, the Purchaser Agents or the Receivables Purchasers and that nothing in this Agreement shall (except as expressly provided herein) amend, modify, change or supersede the terms of the Receivables Documents as among the Receivables Seller, WESCO, the other Originators, the Receivables Agent, the Purchaser Agents or the Receivables Purchasers. WESCO, the other Originators and the Receivables Seller further acknowledge that the provisions of this Agreement shall not give any such party any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Receivables Documents as among WESCO, the other Originators and the Receivables Seller. Each of the ABL Lenders Agent (on behalf of itself and the ABL Lenders) and the Term Lenders Agent (on behalf of itself and the Term Lenders) agrees that the provisions of this Agreement shall not give the ABL Lenders Agent and the ABL Lenders, on the one hand, or the Term Lenders Agent and the Term Lenders, on the other hand, any substantive rights as against the other and that nothing in this Agreement shall amend, modify, change or supersede the terms of the ABL-Term Loan Intercreditor Agreement. To the extent possible, this Agreement, the other Loan Documents and the Receivables Documents shall be read and construed together so as to give full effect to each of them. Notwithstanding the foregoing, (i) each of the Receivables Agent (for itself and on behalf of each Receivables Purchaser), and the ABL Lenders Agent (for itself and on behalf of each ABL Lenders) agrees, that, as between themselves, to the extent the terms and provisions of the other ABL Loan Documents (other than the ABL-Term Loan Intercreditor Agreement) or the Receivables Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control and (ii) each of the Receivables Agent (for itself and on behalf of each Receivables Purchaser), and the Term Lenders Agent (for itself and on behalf of each Term Lenders) agrees, that, as between themselves, to the extent the terms and provisions of the other Term Loan Documents (other than the ABL-Term Loan Intercreditor Agreement) or the Receivables Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

2.16 Nature of the Lenders Claim and Modification of Loan Documents; Nature of Receivables Claim. (a) Each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) acknowledge that the ABL Lenders Claim and other obligations and liabilities owing under the Loan Documents are revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. Except as provided in Section 2.12, the terms of the ABL Credit Agreement and the other ABL Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Receivables Seller, the Receivables Agent or the Receivables Purchasers and without affecting the provisions of this Agreement. Without in any way limiting the generality of the foregoing, each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) hereby agrees that the maximum amount of the ABL Lenders Claim and other obligations and liabilities owing under the ABL Loan Documents may be increased at any time and from time to time to any amount.

(b) Except as provided in Section 2.12, the terms of the Term Loan Agreement and the other Term Loan Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Receivables Seller, the Receivables Agent or the Receivables Purchasers and without affecting the provisions of this Agreement. Without in any way limiting the generality of the foregoing, each of the Receivables Seller and the Receivables Agent (for itself and on behalf of each Receivables Purchaser) hereby agrees that the maximum amount of the Term Lenders Claim and other obligations and liabilities owing under the Term Loan Documents may be increased at any time and from time to time to any amount.

(c) Except as provided in Section 2.12, the terms of the Receivables Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by the Lenders Agents and without affecting the provisions of this Agreement. Without in any way limiting the generality of the foregoing, each of the ABL Lenders Agent (for itself and on behalf of the ABL Lenders) and the Term Lenders Agent (for itself and on behalf of the Term Lenders) acknowledges that the Receivables Claim and other obligations owing under the Receivables Documents are revolving in nature and the amount of such indebtedness which may be outstanding at any time or from time to time may be increased or reduced in accordance with the terms of the Receivables Documents.

2.17 Further Assurances. Each of the parties agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and to otherwise effectuate the agreements made in this Article 2.

2.18 Termination and Cessation of Transfer of Receivables. After the occurrence and during the continuance of a Controlling Lenders Event of Default resulting from the commencement of a bankruptcy, insolvency or similar proceeding relating to WESCO, any Originator or any other Loan Party or after any declaration by the Controlling Agent, in accordance with the terms of the applicable Credit Agreement, that the Loans and Obligations thereunder are due and payable in whole or in part and upon written notice thereof by the Controlling Agent to the Receivables Agent (a “Receivables Termination Notice”), (i) WESCO, the other Originators and the Receivables Seller shall terminate and cease all transfers of Receivables from WESCO and the other Originators to the Receivables Seller and (ii) the Receivables Seller and the Receivables Agent, Receivables Purchasers and Purchaser Agents shall terminate and cease, or shall cause the termination and cessation of, all transfers of Receivables from the Receivables Seller to the Receivables Purchasers or the Purchaser Agents (all such termination and cessation to be effective at the close of business on the date such notice is effective in accordance with Section 3.1; provided that in the case of a Controlling Lenders Event of Default resulting from the commencement of a bankruptcy, insolvency or similar proceeding relating to WESCO, any Originator or any other Loan Party, all transfers of Receivables by the Originators to the Receivables Seller immediately and automatically shall terminate and cease without notice of any kind; provided, further, that neither the Receivables Agent, the Receivables Purchasers nor the Purchaser Agents shall have any responsibility for ensuring compliance by WESCO, the other Originators or the Receivables Seller with the provisions of this Section 2.18). Nothing contained in this Section shall affect the rights of the Receivables Seller, Receivables Agent, Receivables Purchasers or Purchaser Agents with respect to Receivables transferred prior to delivery of such notice.

2.19 Blocked Accounts. The Receivables Agent (for itself and on behalf of the Receivables Purchasers and Purchaser Agents) hereby consents to the execution of blocked account agreements in favor of the Controlling Agent with respect to bank accounts held in the name of the Receivables Seller, in accordance with the terms of the applicable Security Agreement (the “Blocked Account Agreements”) (it being understood that the interest of Controlling Agent, on behalf of itself and the Controlling Lenders, in such bank accounts and amounts held therein shall extend only to Unsold Receivables and Collections and other proceeds in respect thereof). The Receivable Agent agrees, upon the written request of the Controlling Agent (an “Initial Notification Request”), to provide a written response stating whether or not the Receivables Documents have been terminated and all monetary obligations under the Receivables Documents have been satisfied in full and, if such termination and satisfaction have occurred, to notify the applicable banks under the Blocked Account Agreements (it being understood that the Controlling Agent shall deliver an Initial Notification Request only if it believes in good faith that the Receivables Documents may have been terminated and all monetary obligations thereunder may have been paid, or if the Controlling Agent has been instructed in good faith by the

Requisite Controlling Lenders to make such Initial Notification Request). If the Receivables Agent does not respond in writing within five (5) Business Days of its receipt of the Initial Notification Request, the Controlling Agent may deliver a second notice (the “Final Notification Request”) to the Receivables Agent asking it to provide a written response stating whether or not the Receivables Documents have been terminated and all monetary obligations under the Receivables Documents have been satisfied in full and, if such termination and satisfaction have occurred, to notify the applicable banks under the Blocked Account Agreements. In the event that the Receivables Agent has not responded in writing within three (3) Business Days of its receipt of the Final Notification Request, the Controlling Agent shall be entitled to activate the Blocked Account Agreements. Notwithstanding anything to the contrary in this Section 2.19, if the Receivables Agent responds in writing to an Initial Notification Request or a Final Notification Request within the respective time periods allowed herein for such response, and such written response states that the Receivables Documents have not terminated or that all monetary obligations in respect thereof have not been satisfied, the Controlling Agent (regardless of whether it disputes the statements set forth in such response) shall not be entitled to activate any of the Blocked Accounts (or otherwise notify the applicable account banks to take other actions with respect to such Blocked Accounts) unless and until the Receivables Agent shall have indicated in writing (or a court of competent jurisdiction shall have determined) that the Receivables Documents have been terminated and all monetary obligations in respect thereof have been satisfied. For the avoidance of doubt, to the extent of any inconsistency between the provisions of this Agreement and the provisions of any Blocked Account Agreement, the provisions of this Agreement shall control and be binding in all respects.

2.20 No Petition. Each of the ABL Lenders Agent (on behalf of itself and the ABL Lenders) and the Term Lenders Agent (on behalf of itself and the Term Lenders), agrees that it shall not institute against or join any other Person in instituting against the Receivables Seller or a Receivables Purchaser any bankruptcy, reorganization, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy, insolvency or similar law until ninety-one (91) days after the date that the Controlling Lenders Agent reasonably believes that the Receivables Claims have been paid in full and the Receivables Documents have terminated. The Receivables Agent agrees that, upon written request of the Controlling Agent, it shall promptly notify the Controlling Agent as to whether the Receivables Claims have been paid in full and the Receivables Documents have terminated (it being understood that the Controlling Agent shall deliver such a written request only if it believes in good faith that the Receivables Claims have been paid in full and the Receivables Documents may have been terminated).

ARTICLE 3. MISCELLANEOUS

3.1 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five (5) days after being deposited in the mails, postage prepaid, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

3.2 Agreement Absolute. Each of the Receivables Agent and the Receivables Purchasers shall be deemed to have entered into and continued with the Receivables Documents in express reliance upon this Agreement, the ABL Lenders and the ABL Lenders Agent shall be deemed to have entered into and continued with the ABL Loan Documents in express reliance upon this Agreement and the Term Lenders and the Term Lenders Agent shall be deemed to have entered into and continued with the Term Loan Documents in express reliance upon this Agreement. This Agreement shall be applicable both before and after the filing of any petition by or against WESCO, any other Originator or the Receivables Seller or any Loan Party under the U.S. Bankruptcy Code and all references herein to WESCO, any other

Originator or the Receivables Seller or any Loan Party shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Controlling Lenders and the Receivables Purchasers shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for WESCO and the Receivables Seller shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the ABL Lenders, the Term Lenders the Receivables Purchasers, Purchaser Agents, the ABL Lenders Agent, the Term Lenders Agent and the Receivables Agent, as the case may be, shall include any successor ABL Lenders, Term Lenders, Receivables Purchasers, the Purchaser Agents, ABL Lenders Agent, Term Lenders Agent and Receivables Agent, as the case may be, appointed under the terms of the Loan Documents or the Receivables Documents, as applicable. Each of the ABL Lenders Agent (for itself and on behalf of each ABL Lender), the Term Lenders Agent (for itself and on behalf of each Term Lender) and the Receivables Agent (for itself and on behalf of each Receivables Purchaser), as the case may be, agrees not to transfer any interest it may have in the Loan Documents or the Receivables Documents unless such transferee has been notified of the existence of this Agreement and its terms and conditions. In the event that the financing provided under the ABL Credit Agreement or the Term Loan Agreement, as applicable, shall be refinanced, replaced, refunded or restated, WESCO, the Receivables Seller and the Receivables Agent hereby agree, at the request of the agent or ABL Lenders or Term Lenders under the credit facility that so refinances, replaces, refunds or restates, the financing under the applicable Credit Agreement, to execute and deliver a new intercreditor agreement with such agent and/or ABL Lenders or Term Lenders on substantially the same terms as herein provided. In the event that the financing provided under the Receivables Documents shall be refinanced, replaced, refunded or restated, each of the ABL Lenders Agent (for itself and on behalf of each ABL Lender) and the Term Lenders Agent (for itself and on behalf of each Term Lender) hereby agrees that, at the request of the agent or purchasers under the facility that so refinances, replaces, refunds or restates the financing under the Receivables Documents, to execute and deliver a new intercreditor agreement with such agent and/or purchasers on substantially the same terms as herein provided.

3.4 Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto, the ABL Lenders, the Term Lenders, the Purchaser Agents and the Receivables Purchasers and their respective successors and assigns, and no other Person shall have any right, benefit or priority by reason of this Agreement.

3.5 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

3.6 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING

BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

3.7 Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

3.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

3.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page by telecopy machine shall be as effective as delivery of a manually signed, original signature page.

[signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION, as Receivables Agent

By:
Name:
Title:

Address:	One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania 15222
Attention:	William Falcon
Telecopy:	(412) 762-9184

JPMORGAN CHASE BANK, N.A., as ABL Lenders Agent

By:
Name:
Title:

Address:	1300 East Ninth Street, Floor 13 Cleveland, OH 44114
Attention:	David Waugh
Telecopy:	(216) 781-2071

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Term Lenders Agent

By:
Name:
Title:

Address:

Attention:
Telecopy:

WESCO RECEIVABLES CORP., as Receivables Seller

By:
Name: Title:

WESCO EQUITY CORPORATION

By:
Name: Title:

WESCO DISTRIBUTION, INC. as Seller, as Servicer and as Borrower

By:
Name:
Title:

Address:

Attention:
Telecopy:	( ) -

CARLTON-BATES COMPANY

By:
Name: Title:

COMMUNICATIONS SUPPLY CORPORATION

By:
Name: Title:

LIBERTY WIRE & CABLE, INC.

By:
Name: Daniel A. Brailer
Title: Treasurer

CALVERT WIRE & CABLE CORPORATION

By:
Name: Title:

BRUCKNER SUPPLY COMPANY, INC.

By:
Name: Title:

TVC COMMUNICATIONS, L.L.C.

By:
Name: Title:

CONNEY SAFETY PRODUCTS, LLC

By:
Name: Title:

EXHIBIT B

Payoff Letter

(attached)

Exhibit B-1

EXECUTION COPY

December 11, 2012

To:	The Parties Listed on Schedule I Attached Hereto

Re:	Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among WESCO Receivables Corp. (“Seller”), WESCO Distribution, Inc. (“WESCO”), as Servicer (in such capacity, the “Servicer”), the various Conduit Purchasers, Related Committed Purchasers and Purchaser Agents party thereto, and PNC Bank, National Association (“PNC”), as Administrator (in such capacity, the “Administrator”)

Ladies and Gentlemen:

Seller has heretofore advised the Administrator and The PrivateBank and Trust Company (“PrivateBank”) that it desires to voluntarily prepay all outstanding indebtedness, fees and other obligations owing to PrivateBank, as a Conduit Purchaser, a Related Committed Purchaser and as a Purchaser Agent under the Receivables Purchase Agreement and each of the other Transaction Documents. Capitalized terms used in this letter agreement (this “Payoff Letter”) and not otherwise defined herein shall have the meanings assigned to them in, or by reference in, the Receivables Purchase Agreement.

The aggregate amount due to PrivateBank under the Transaction Documents, if paid in immediately available funds by 5:00 p.m. (New York time), on the date hereof (the “Payoff Time”), will be the amounts set forth on Schedule II hereto (such aggregate amount, the “Payoff Amount”). The Payoff Amount shall be paid by (or on behalf of) Seller to the account specified on Schedule III hereto.

In consideration of the payment in full of the Payoff Amount by (or on behalf of) Seller, in immediately available funds no later than the Payoff Time, each of Seller and WESCO (collectively, the “WESCO Parties”), PrivateBank and the Administrator hereby acknowledges and agrees that:

(i)	payment of the Payoff Amount on or prior to the Payoff Time will constitute satisfaction in full of all of the WESCO Parties’ obligations to PrivateBank under the Transaction Documents;

(ii)	all security interests, liens or other rights which PrivateBank may have under any of the Transaction Documents shall be terminated and shall be of no further force and effect; and

(iii)	immediately after giving effect to the payment in full of the Payoff Amount on or prior to the Payoff Time, PrivateBank shall cease to be a party to the Receivables Purchase Agreement and each of the other Transaction Documents, all commitments of PrivateBank with respect thereto shall be terminated and PrivateBank shall have no further rights, interests, liabilities or obligations thereunder.

Notwithstanding anything in this Payoff Letter to the contrary, if all or any portion of the Payoff Amount is rescinded or must otherwise be returned for any reason under any state or federal bankruptcy or other law, then all obligations of the WESCO Parties under the Transaction Documents in respect of the Payoff Amount (or portion thereof) so rescinded or returned shall be automatically and immediately revived (without any further action or consent by any of the parties hereto or any other Person) and shall continue in full force and effect as if such amounts had not been paid and the release given herein shall be void and of no further force and effect.

Each of the WESCO Parties hereby waives, releases and forever discharges PrivateBank and its affiliates, subsidiaries, officers, directors, attorneys, agents and employees (collectively, the “PrivateBank Parties”) from any liability, damage, claim, loss or expense of any kind that it may have now or hereafter against any PrivateBank Party arising out of or relating to any Transaction Document. This Payoff Letter shall become effective at the time that each of the following conditions precedent have been satisfied: (i) the Administrator shall have received counterparts to this Payoff Letter executed by each of the parties hereto and (ii) PrivateBank shall have received the Payoff Amount in accordance with the terms hereof on or prior to the Payoff Time.

THIS PAYOFF LETTER SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PAYOFF LETTER MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS PAYOFF LETTER, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PAYOFF LETTER OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied

2

as of the date hereof (other than any requirements or conditions precedent set forth in this Payoff Letter).

PrivateBank hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all indebtedness and other obligations of Seller under the Receivables Purchase Agreement and each of the other Transaction Documents shall have been paid in full.

This Payoff Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Payoff Letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart to this Payoff Letter by facsimile, “.pdf” file or similar electronic means shall constitute, and shall be effective as, delivery of a manually signed counterpart hereto.

[signature pages follow]

3

Very truly yours,

WESCO RECEIVABLES CORP.

By:
Name:
Title:

WESCO DISTRIBUTION, INC., as Servicer

By:
Name:
Title:

S-1	PrivateBank Payoff Letter

Acknowledged and agreed to

as of the above referenced date:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
Name:
Title:

S-2	PrivateBank Payoff Letter

THE PRIVATEBANK AND TRUST COMPANY, as a Conduit Purchaser

By:
Name:
Title:

THE PRIVATEBANK AND TRUST COMPANY, as Purchaser Agent for The PrivateBank and Trust Company

By:
Name:
Title:

THE PRIVATEBANK AND TRUST COMPANY, as a Related Committed Purchaser

By:
Name:
Title:

S-3	PrivateBank Payoff Letter

SCHEDULE I

WESCO Receivables Corp.

225 West Station Square Drive

Suite 700

Pittsburgh, Pennsylvania 15219

Attention: Vice President and Treasurer

Telephone: (412) 454-4220

Facsimile: (412) 454-2595

WESCO Distribution, Inc.

225 West Station Square Drive

Suite 700

Pittsburgh, Pennsylvania 15219

Attention: Vice President and Treasurer

Telephone: (412) 454-4220

Facsimile: (412) 454-2595

PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue

Pittsburgh, Pennsylvania 15222

Attention: William Falcon

Telephone No.: (412) 762-5442

Facsimile No.: (412) 762-9184

The PrivateBank and Trust Company

3343 Peachtree Rd NE,

Suite 750

Atlanta, Georgia 30326

Attention: Chandra Pierson

Telephone No.: (404) 926-2455

Sch. I	PrivateBank Payoff Letter

SCHEDULE II

PAYOFF AMOUNT

As of the Payoff Time, the Payoff Amount with respect to PrivateBank is as set forth below:

PrivateBank

Investment:	$9,833,333.34
Discount:	$6,640.45
Fees:	$1,421.85
Other:	$0
Payoff Amount:	$9,841,395.64

Sch. II	PrivateBank Payoff Letter

SCHEDULE III

PAYMENT INSTRUCTIONS

Payments with respect to the Payoff Amount should be made in accordance with the following payment instructions:

To:	The PrivateBank and Trust Company
	ABA:	071006486
	Account:	150805001
	Account Name:	Loan Control
	Attn:	Syndications Team
	Ref:	WESCO Receivables Corp.

Sch. III	PrivateBank Payoff Letter

EXHIBIT C

Purchaser	Non-pro rata Purchase (paydown)	Investment (after giving effect to the non-pro rata Purchase (paydown))
Wells Fargo Bank, National Association	$52,026,315.79	$140,526,315.79
The Huntington National Bank	$11,251,461.99	$37,473,684.21
U.S. Bank National Association	$12,657,894.73	$42,157,894.74
Market Street Funding LLC	$61,394,736.85	$149,894,736.84
The PrivateBank and Trust Company	$(9,833,333.34)	$0
Fifth Third	$22,502,923.98	$74,947,368.42

Total	$150,000,000.00	$445,000,000.00

Exhibit C-1